                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 27
Statement of Operations.......................... 28
Statement of Changes in Net Assets............... 29
Financial Highlights............................. 30
Notes to Financial Statements.................... 32
Dividend Reinvestment Plan....................... 39

VKQ SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,

    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                           VAN KAMPEN MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VKQ)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........      .45%
Six-month total return based on NAV(2)....................      .21%

 DISTRIBUTION RATES
Distribution rate as a % of closing common stock
price(3)..................................................     6.00%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.38%

 SHARE VALUATIONS
Net asset value...........................................   $16.520
Closing common stock price................................   $16.000
Six-month high common stock price (12/10/98)..............   $17.375
Six-month low common stock price (04/28/99)...............   $15.875
Preferred share (Series A) rate(5)........................    3.600%
Preferred share (Series B) rate(5)........................    3.270%
Preferred share (Series C) rate(5)........................    3.750%
Preferred share (Series D) rate(5)........................    3.300%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

 On August 20, 1998, the Trust's Board of Trustees voted to change the Trust's fiscal year end from August 31 to October 31, effective at the close of the August 31, 1998 fiscal year. As a result, the fiscal year commenced on September 1, 1998 and ended on October 31, 1998. The financial information for the two-month transition period appears in a separate column in this April 30, 1999 semiannual report. If you would like to receive the audited financial statements for this two-month period, please contact our Investor Services Department at 1-800-341-2929.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                           VAN KAMPEN MUNICIPAL TRUST

We recently spoke with the management team of the Van Kampen Municipal Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A As a result of increasing financial pressures on the hospital and health-care industry, we reduced the Trust's holdings in this sector. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to look to other sectors in recent months. We sold some lower-rated health-care issues and replaced them with longer-maturity insured bonds. In addition, we sold bonds in the portfolio that had a high risk of being called, or repaid early by the issuer. These higher-yielding securities had increased in value since we purchased them, so we took advantage of the opportunity to sell them at a premium and contribute to the Trust's total return.
    Another strategy we used to enhance performance was to purchase bonds issued in states that have strong demand for municipal bonds as a result of heavy state and local taxation. In particular, we purchased securities issued in New York and California. The large supply of bonds in these states provided a number of opportunities to find attractive bonds with appreciation potential.

   Q  HOW DID YOU FIND VALUE IN THE MUNICIPAL MARKET?

   A By working closely with our experienced research analysts, we continued to seek bonds that may be temporarily out of favor but that we feel have the potential to appreciate in price if market circumstances change. For example, last year we purchased securities issued by the Long Island Power Authority (LIPA) in what was the largest municipal bond issuance in history. Because the volume of LIPA bonds was so large, they were offered at below-market prices to ensure that the entire block of bonds would be sold. During the reporting period, we sold our LIPA holdings because we felt that the issue had finally been absorbed by the market and had reached our target price. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of 0.45 percent(1) based on market price. This reflects a decrease in market price from $16.8125 per share on October 31, 1998, to $16.00 on April 30, 1999.
In addition, the Trust provided a distribution rate of 6.00 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of
9.38 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket. The Trust's monthly dividend of $.08 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
David C. Johnson

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN MUNICIPAL TRUST
      TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999
General Purpose.............  18.2%
Health Care.................  12.9%
Industrial Revenue..........  10.2%
Public Education............   6.3%
Single-Family Housing.......   6.2%

   AS OF OCTOBER 31, 1998
Health Care.................  18.0%
General Purpose.............  13.6%
Industrial Revenue..........  12.3%
Wholesale Electric..........   8.0%
Retail/Gas/Telephone........   7.9%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM
 INVESTMENTS

                                    AAA/Aaa                AA/Aa             A/A         BBB/Baa           BB/Ba         Non-Rated
                                   --------                -----            -----        -------           -----         ---------
AS OF APRIL 30, 1999                 50.4%                  7.8%            13.5%         16.6%             0.6%           11.1%

                                  [PIE CHART]


                                    AAA/Aaa                AA/Aa             A/A         BBB/Baa           BB/Ba         Non-Rated
                                   --------                -----            -----        -------           -----         ---------
AS OF OCTOBER 30, 1998               46.5%                  9.2%            13.7%         19.0%             0.6%           11.0%


                                  [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DISTRIBUTION HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999


                                  [BAR GRAPH]

Distribution per Common Share                                          Dividends                       Capital Gains
                                                                       ---------                       -------------
Nov 1998                                                                  $.0800                             $.0000
Dec 1998                                                                  $.0800                             $.4253
Jan 1999                                                                  $.0800                             $.0000
Feb 1999                                                                  $.0800                             $.0000
Mar 1999                                                                  $.0800                             $.0000
Apr 1999                                                                  $.0800                             $.0000

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           MUNICIPAL BONDS  100.4%
           ALABAMA  0.2%
$  1,500   Jefferson Cnty, AL Swr Rev Cap
           Impt Wts Ser A (FGIC Insd)......        5.125%     02/01/39    $  1,465,050
                                                                          ------------
           CALIFORNIA  7.5%
   9,000   Alameda Corridor Tran Auth CA
           Rev Cap Apprec Ser 1999A (MBIA
           Insd)...........................            *      10/01/34       1,405,350
  25,865   Anaheim, CA Pub Fin Auth Lease
           Rev Cap Apprec Sub Pub Impts
           Proj Ser C (FSA Insd)...........            *      09/01/23       7,309,190
  12,800   Anaheim, CA Pub Fin Auth Lease
           Rev Cap Apprec Sub Pub Impts
           Proj Ser C (FSA Insd)...........            *      09/01/29       2,605,312
  11,280   Anaheim, CA Pub Fin Auth Lease
           Rev Cap Apprec Sub Pub Impts
           Proj Ser C (FSA Insd)...........            *      09/01/30       2,174,558
   5,500   Anaheim, CA Pub Fin Auth Lease
           Rev Cap Apprec Sub Pub Impts
           Proj Ser C (FSA Insd)...........            *      09/01/31       1,005,400
  16,080   Anaheim, CA Pub Fin Auth Lease
           Rev Cap Apprec Sub Pub Impts
           Proj Ser C (FSA Insd)...........            *      03/01/37       2,169,353
   3,000   California Hlth Fac Fin Rev Ser
           A (CA Mtg Insd).................        5.250      08/01/17       3,035,940
   5,000   California St...................        4.500      12/01/17       4,708,150
   5,000   Contra Costa, CA Home Mtg Fin
           Auth Home Mtg Rev (MBIA Insd)...            *      09/01/17       2,010,800
   1,500   Davis, CA Pub Fac Fin Auth Loc
           Agy Rev.........................        6.600      09/01/25       1,584,750
   2,000   Del Mar, CA Race Track Auth Rev
           Rfdg............................        6.000      08/15/06       2,120,160
   7,210   Delano, CA Ctfs Partn Ser A
           (Prerefunded @ 01/01/03)........        9.250      01/01/22       8,760,511
   2,240   Huntington Park, CA Redev Agy
           Rev Tax Alloc Santa Fe Redev....        6.200      10/01/27       2,306,551
   3,000   Los Angeles, CA Uni Sch Dist
           Ctfs Partn Multiple Pptys Proj
           Ser A (FSA Insd)................        5.500      10/01/16       3,149,400

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$  3,860   Midpeninsula Reg Open Space Dist
           CA Fin Auth Rev Cap Apprec
           (AMBAC Insd)....................            *      09/01/27    $    860,548
   2,000   Midpeninsula Reg Open Space Dist
           CA Fin Auth Rev Cap Apprec
           (AMBAC Insd)....................            *      09/01/30         379,180
  10,000   Orange Cnty, CA Recovery Ctfs
           Ser A Rfdg (MBIA Insd) (b)......        6.000%     06/01/09      11,365,800
   5,695   Sacramento, CA City Fin Auth Rev
           Comb Proj B (MBIA Insd).........            *      11/01/14       2,682,744
   1,375   San Bernardino, CA Jt Pwrs Fin
           Auth Alloc Rev Central City
           Merged Proj A Rfdg (AMBAC
           Insd)...........................        5.750      07/01/20       1,524,916
   4,000   San Francisco, CA City & Cnty
           Arpts Comm Intl Arpt Rev Second
           Ser Issue 13B (MBIA Insd).......        5.625      05/01/21       4,172,600
   7,000   San Joaquin Hills, CA Tran
           Corridor Agy Toll Rd Rev Cap
           Apprec Ser A Rfdg (MBIA Insd)...            *      01/15/30       1,404,760
   1,000   Stockton, CA Cmnty Fac Dist Spl
           Tax No. 1-A.....................        5.800      09/01/14       1,021,230
                                                                          ------------
                                                                            67,757,203
                                                                          ------------
           COLORADO  9.6%
  19,500   Arapahoe Cnty, CO Cap Impt Trust
           Fund Hwy Rev E-470 Proj Ser C
           (Prerefunded @ 08/31/05)........            *      08/31/26       3,130,530
   5,000   Boulder Cnty, CO Rev Natl Cent
           Atmosphere Impt & Rfdg..........        6.900      12/01/07       5,411,900
   8,500   Boulder Cnty, CO Rev Natl Cent
           Atmosphere Impt & Rfdg..........        7.000      12/01/13       9,204,140
   1,345   Colorado Hsg Fin Auth Single
           Family Pgm Sr Gtd Mtg Ln D3 (FHA
           Gtd)............................        7.200      08/01/23       1,450,462
   9,135   Denver, CO City & Cnty Arpt Rev
           Ser A (b).......................        8.250      11/15/12       9,805,052
  11,695   Denver, CO City & Cnty Arpt Rev
           Ser A (b).......................        8.500      11/15/23      12,599,491

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           COLORADO (CONTINUED)
$  7,795   Denver, CO City & Cnty Arpt Rev
           Ser A (b).......................        8.000%     11/15/25    $  8,340,494
     865   Denver, CO City & Cnty Arpt Rev
           Ser A (Prerefunded @
           11/15/00).......................        8.250      11/15/12         942,660
   8,790   Denver, CO City & Cnty Arpt Rev
           Ser D (b).......................        7.000      11/15/25       9,297,886
   2,310   Denver, CO City & Cnty Arpt Rev
           Ser D (Prerefunded @
           11/15/01).......................        7.000      11/15/25       2,497,041
  22,000   Meridian Metro Dist CO
           Peninsular & Oriental Steam
           Navig Co Rfdg (LOC: Meridian
           Assoc East) (b).................        7.500      12/01/11      23,867,800
                                                                          ------------
                                                                            86,547,456
                                                                          ------------
           CONNECTICUT  3.4%
   7,140   Connecticut St Hlth & Edl Fac
           Auth Rev Nursing Home Proj
           AHF/Hartford (Prerefunded @
           11/01/04).......................        7.125      11/01/24       8,360,726
   3,540   Mashantucket Western Pequot
           Tribe CT Spl Rev Ser A,
           144A--Private Placement (c).....        6.400      09/01/11       3,892,513
   3,460   Mashantucket Western Pequot
           Tribe CT Spl Rev Ser A,
           144A--Private Placement
           (Prerefunded @ 09/01/07) (c)....        6.400      09/01/11       4,026,886
   3,500   Mashantucket Western Pequot
           Tribe CT Spl Rev Ser B,
           144A-Private
           Placement (c)...................        5.750      09/01/18       3,608,360
   7,000   Mashantucket Western Pequot
           Tribe CT Spl Rev Ser B,
           144A--Private Placement (c).....        5.750      09/01/27       7,194,320
   4,000   Stamford, CT Hsg Auth
           Multi-Family Rev Fairfield Apts
           Proj Rfdg.......................        4.750      12/01/28       3,978,560
                                                                          ------------
                                                                            31,061,365
                                                                          ------------
           DELAWARE  0.5%
   2,000   Delaware St Econ Dev Auth Rev
           Exempt Fac Delmarva Pwr & Lt
           Co..............................        7.500      10/01/17       2,044,920

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           DELAWARE (CONTINUED)
$  2,460   Delaware St Hsg Auth Rev Sr Home
           Mtg Ser B Subser B2.............        7.200%     12/01/21    $  2,594,193
                                                                          ------------
                                                                             4,639,113
                                                                          ------------
           DISTRICT OF COLUMBIA  0.4%
   1,000   District of Columbia Hosp Rev
           Medlantic Hlthcare Group A Rfdg
           (MBIA Insd).....................        5.875      08/15/19       1,101,390
   2,000   District of Columbia Rev
           Carnegie Endowment..............        5.750      11/15/26       2,081,280
                                                                          ------------
                                                                             3,182,670
                                                                          ------------
           FLORIDA  3.3%
   2,600   Brevard Cnty, FL Sch Brd Ctfs
           Partn Ser A (AMBAC Insd)........        5.400      07/01/10       2,781,090
   1,000   Hillsborough Cnty, FL Indl Dev
           Auth Indl Dev Rev Univ Cmnty
           Hosp (MBIA Insd)................        5.750      08/15/14       1,076,220
   3,000   Martin Cnty, FL Indl Dev Auth
           Indl Dev Rev Indiantown
           Cogeneration Proj Ser A Rfdg....        7.875      12/15/25       3,206,940
  13,455   Miami-Dade Cnty, FL Spl Oblig
           Sub Ser A Rfdg (MBIA Insd)......            *      10/01/22       3,882,171
  24,385   Miami-Dade Cnty, FL Spl Oblig
           Sub Ser A Rfdg (MBIA Insd)......            *      10/01/23       6,641,011
  10,000   Miami-Dade Cnty, FL Spl Oblig
           Sub Ser A Rfdg (MBIA Insd)......            *      10/01/24       2,570,100
   7,615   Sarasota Cnty, FL Hlth Fac Auth
           Rev Hlthcare Kobernick/Meadow Pk
           (Prerefunded @ 07/01/02)........       10.000      07/01/22       9,112,490
                                                                          ------------
                                                                            29,270,022
                                                                          ------------
           GEORGIA  5.3%
  45,000   Georgia Loc Govt Ctfs Partn
           Grantor Trust Ser A (MBIA Insd)
           (b).............................        4.750      06/01/28      42,839,550
   4,000   Muni Elec Auth GA Proj 1 Sub Ser
           A (Prerefunded @ 01/01/04)
           (AMBAC Insd)....................        6.250      01/01/14       4,459,720
                                                                          ------------
                                                                            47,299,270
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           HAWAII  1.4%
$  2,420   Honolulu, HI City & Cnty Ser D
           (FGIC Insd) (a).................        4.650%     02/01/07    $  2,422,662
   2,565   Honolulu, HI City & Cnty Ser D
           (FGIC Insd) (a).................        4.700      02/01/08       2,565,744
   2,000   Honolulu, HI City & Cnty Ser D
           (FGIC Insd) (a).................        4.750      02/01/09       1,996,820
   6,500   Honolulu, HI City & Cnty
           Wastewtr Sys Rev (FGIC Insd)....        4.500      07/01/28       5,851,755
                                                                          ------------
                                                                            12,836,981
                                                                          ------------
           ILLINOIS  8.8%
   4,650   Bedford Park, IL Tax Increment
           Rev Sr Lien Bedford City Sq
           Proj............................        9.250      02/01/12       5,227,158
   3,650   Carol Stream, IL First Mtg Rev
           Windsor Pk Mnr Proj.............        7.000      12/01/13       3,909,077
  40,000   Chicago, IL Brd Ed Sch Reform
           Cap Apprec Ser B-1 (FGIC
           Insd)...........................            *      12/01/30       7,428,000
   5,000   Chicago, IL Midway Arpt Rev Ser
           B (MBIA Insd)...................        5.000      01/01/35       4,756,600
   2,500   Chicago, IL O'Hare Intl Arpt Spl
           Fac Rev American Airls Inc Proj
           Rfdg............................        8.200      12/01/24       2,938,250
   7,475   Chicago, IL O'Hare Intl Arpt Spl
           Fac Rev United Airls Inc........        8.400      05/01/04       7,903,317
   4,315   Chicago, IL O'Hare Intl Arpt Spl
           Fac Rev United Airls Inc Ser
           B...............................        8.950      05/01/18       4,724,407
   2,750   Chicago, IL Park Dist Ser B
           (FGIC Insd).....................        4.750      01/01/26       2,555,520
   1,000   Hodgkins, IL Tax Increment......        9.500      12/01/09       1,142,100
   3,200   Hodgkins, IL Tax Increment
           (Prerefunded @ 12/01/01)........        9.500      12/01/09       3,706,528
   4,000   Hodgkins, IL Tax Increment Ser A
           Rfdg............................        7.625      12/01/13       4,418,920
   2,500   Illinois Dev Fin Auth Rev
           Catholic Charities Hsg Dev......        6.350      01/01/25       2,579,000
   2,705   Illinois Dev Fin Auth Rev Loc
           Govt Pgm Aurora East Sch (MBIA
           Insd)...........................            *      12/01/15       1,175,187

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$  2,000   Illinois Dev Fin Auth Solid
           Waste Disp Rev Waste Mgmt Inc
           Proj............................        5.050%     01/01/10    $  2,000,020
   1,740   Illinois Edl Fac Auth Rev
           Riverside Hlth Sys Ser A Rfdg...        5.900      10/01/14       1,781,308
   2,500   Illinois Hlth Fac Auth Rev
           Evangelical Hosp Ser C Rfdg (FSA
           Insd)...........................        6.750      04/15/12       2,761,375
   7,750   Illinois Hlth Fac Auth Rev
           Fairview Oblig Group Proj Ser A
           (Prerefunded @ 10/01/02)........        9.500      10/01/22       9,263,575
   4,455   Illinois Hlth Fac Auth Rev
           Hinsdale Hosp Ser B Rfdg........        9.000      11/15/15       4,925,760
   1,500   Illinois Hlth Fac Auth Rev Sarah
           Bush Lincoln Hlth Cent
           (Prerefunded
           @ 5/15/02)......................        7.250      05/15/12       1,678,425
     290   Illinois Hsg Dev Auth Rev
           Homeowner Mtg Subser A2.........        7.125      08/01/26         307,794
   1,510   Roselle, IL Multi-Family Hsg Rev
           Waterbury Apts Ser A Rfdg (GNMA
           Collateralized).................        7.000      01/01/25       1,650,068
   2,230   St Clair Cnty, IL Cap Impt Rev
           McKendree Clg Proj Rfdg.........        6.000      02/01/24       2,208,481
                                                                          ------------
                                                                            79,040,870
                                                                          ------------
           INDIANA  0.6%
   2,500   Indiana Bond Bank Spl Pgm Ser
           F...............................        7.150      08/01/15       2,670,300
   2,739   Indiana St Dev Fin Auth Indl Dev
           Rev
           Unr-Rohn Inc Proj...............        7.500      03/01/11       2,952,213
                                                                          ------------
                                                                             5,622,513
                                                                          ------------
           KENTUCKY  0.7%
   2,000   Ashland, KY Solid Waste Rev
           Ashland Oil Inc Proj............        7.200      10/01/20       2,147,300
   4,000   Elsmere, KY Indl Dev Rev Rfdg...        6.750      04/01/10       4,268,400
                                                                          ------------
                                                                             6,415,700
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           LOUISIANA  1.6%
$    735   East Baton Rouge, LA Mtg Fin
           Auth Single Family Mtg Pur Ser A
           Rfdg (GNMA Collateralized)
           (b).............................        7.100%     10/01/24    $    774,543
   4,225   East Baton Rouge, LA Mtg Fin
           Auth Single Family Mtg Pur Ser C
           Rfdg (GNMA Collateralized)
           (b).............................        7.000      04/01/32       4,439,926
   9,588   Louisiana St Univ & Agricultural
           & Mechanical College Univ Rev...        5.750      10/30/18       9,488,207
                                                                          ------------
                                                                            14,702,676
                                                                          ------------
           MAINE  0.1%
   1,000   Maine Vets Homes ME Rev.........        7.750      10/01/20       1,118,210
                                                                          ------------
           MARYLAND  2.4%
   2,300   Baltimore, MD Cap Apprec Cons
           Pub Impt & Rfdg (FGIC Insd).....            *      10/15/06       1,657,886
   1,845   Baltimore, MD Cap Apprec Ser A
           (FGIC Insd).....................            *      10/15/07       1,237,220
   2,075   Baltimore, MD Cap Apprec Ser A
           (Prerefunded @ 10/15/05) (FGIC
           Insd)...........................            *      10/15/07       1,413,615
 132,445   Maryland St Cmnty Dev Admin Dept
           Hsg & Cmnty Dev Single Family
           Rev Pgm 6.......................            *      04/01/30      14,006,059
   3,460   Maryland St Hlth & Higher Edl
           Facs Auth Rev Medlantic/Helix
           Issue Ser B (AMBAC Insd)........        5.250      08/15/38       3,567,779
                                                                          ------------
                                                                            21,882,559
                                                                          ------------
           MASSACHUSETTS  1.3%
   1,000   Massachusetts St Dev Fin Agy Rev
           Boston Architectural Cent.......        6.100      09/01/18         987,060
   1,000   Massachusetts St Dev Fin Agy Rev
           Boston Architectural Cent.......        6.250      09/01/28         984,700
   2,600   Massachusetts St Hlth & Edl Fac
           Auth Rev Med Cent of Central MA
           Ser A (Prerefunded @
           07/01/01).......................        7.100      07/01/21       2,833,766
   5,000   Massachusetts St Hlth & Edl Fac
           Auth Rev New England Med Cent
           Hosp Ser G (Embedded Swap) (MBIA
           Insd) (d).......................  3.100/5.000      07/01/13       4,993,100

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description                  Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
           MASSACHUSETTS (CONTINUED)
$  1,375   Massachusetts St Hlth & Edl Fac
           Auth Rev Winchester Hosp Ser D
           Rfdg (Connie Lee Insd)..........        5.750%     07/01/14    $  1,478,221
                                                                          ------------
                                                                            11,276,847
                                                                          ------------
           MICHIGAN  2.5%
   4,000   Detroit, MI Loc Dev Fin Auth Tax
           Increment Sr Ser B..............        6.700      05/01/21       4,126,080
   1,000   Detroit, MI Loc Dev Fin Auth Ser
           C...............................        6.850      05/01/21       1,034,280
   1,180   Hillsdale, MI Hosp Fin Auth Hosp
           Rev Hillsdale Cmnty Hlth Cent...        5.750      05/15/18       1,188,272
   2,000   Michigan Muni Bond Auth Rev Loc
           Govt Ln Ser C-A (FSA Insd)......            *      06/15/13       1,003,860
   5,000   Michigan St Hosp Fin Auth Rev
           Detroit Med Cent Oblig Ser A....        5.250      08/15/28       4,536,100
   1,000   Michigan St Hosp Fin Auth Rev
           Hosp Genesys Regl Med Ser A
           Rfdg............................        5.375      10/01/13       1,013,010
   1,000   Michigan St Hosp Fin Auth Rev
           Hosp Genesys Regl Med Ser A Rfdg
           (ACA Insd)......................        5.500      10/01/18       1,005,860
   2,000   Michigan St Hosp Fin Auth Rev
           Hosp Genesys Regl Med Ser A Rfdg
           (ACA Insd)......................        5.500      10/01/27       2,005,400
   1,720   Michigan St Hosp Fin Auth Rev
           Saratoga Cmnty Hosp Rfdg
           (Prerefunded @ 06/01/02)........        8.750      06/01/10       1,962,090
   5,000   Michigan St Strategic Fd Ltd
           Oblig Rev Detroit Edison Co Ser
           A Rfdg (MBIA Insd) (a)..........        5.550      09/01/29       5,074,100
                                                                          ------------
                                                                            22,949,052
                                                                          ------------
           MISSISSIPPI  0.5%
   1,985   Mississippi Home Corp Single
           Family Rev Mtg Ser F (GNMA
           Collateralized).................        7.550      12/01/27       2,258,870

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           MISSISSIPPI (CONTINUED)
$  2,000   Perry Cnty, MS Pollutn Ctl Rev
           Leaf River Forest Proj Rfdg.....        5.200%     10/01/12    $  1,998,000
                                                                          ------------
                                                                             4,256,870
                                                                          ------------
           MISSOURI  1.5%
   1,400   Ellisville, MO Indl Dev Auth Rev
           Rfdg & Impt Gambrill Gardens
           Proj (a)........................        6.100      06/01/20       1,403,038
   1,000   Ellisville, MO Indl Dev Auth Rev
           Rfdg & Impt Gambrill Gardens
           Proj (a)........................        6.200      06/01/29       1,000,670
   1,740   Good Shepherd Nursing Home Dist
           MO Nursing Home Fac Rev
           (Prerefunded @ 08/15/05)........        7.625      07/01/15       2,106,618
   3,750   Hannibal, MO Indl Dev Auth Hlth
           Fac Rev Hannibal Regl Hlthcare
           Sys Inc (Prerefunded @
           09/01/01).......................        9.500      03/01/22       4,381,875
   2,810   Perry Cnty, MO Nursing Home Rev
           Rfdg............................        5.900      03/01/28       2,719,097
   2,000   Sikeston, MO Elec Rev Rfdg (MBIA
           Insd)...........................        5.000      06/01/11       2,051,400
                                                                          ------------
                                                                            13,662,698
                                                                          ------------
           MONTANA  0.5%
   3,900   Montana St Coal Severance Tax
           Broadwater Pwr Proj Ser A
           Rfdg............................        6.875      12/01/17       4,161,144
                                                                          ------------
           NEBRASKA  0.5%
   1,250   American Pub Energy Agy NE Gas
           Sup Rev NE Pub Gas Agy Proj Ser
           A (AMBAC Insd)..................        4.375      06/01/10       1,224,150
   2,000   American Pub Energy Agy NE Gas
           Sup Rev NE Pub Gas Agy Proj Ser
           A (AMBAC Insd)..................        5.250      06/01/11       2,107,080
     995   Nebraska Invt Fin Auth Single
           Family Hsg Rev Ser D (GNMA
           Collateralized).................        5.850      09/01/28       1,034,024
                                                                          ------------
                                                                             4,365,254
                                                                          ------------
           NEVADA  0.4%
     795   Henderson, NV Loc Impt Dist No
           T-4 Ser A.......................        8.500      11/01/12         838,630
   1,345   Reno, NV Redev Agy Tax Alloc
           Downtown Redev Sr Lien Ser F
           Rfdg (MBIA Insd)................        5.000      09/01/13       1,350,393

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description                  Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
           NEVADA (CONTINUED)
$  1,000   Reno, NV Redev Agy Tax Alloc
           Downtown Redev Sr Lien Ser F
           Rfdg (MBIA Insd)................        5.000%     09/01/14    $  1,001,040
                                                                          ------------
                                                                             3,190,063
                                                                          ------------
           NEW HAMPSHIRE  0.6%
   3,955   New Hampshire High Edl & Hlth
           Fac Auth Rev Cheshire Med Ctr...        4.875      07/01/28       3,627,091
   2,000   New Hampshire High Edl & Hlth
           Fac Auth Rev Riverwoods at
           Exeter Ser A....................        6.500      03/01/23       2,135,300
                                                                          ------------
                                                                             5,762,391
                                                                          ------------
           NEW JERSEY  5.6%
   4,000   Camden Cnty, NJ Impt Auth Lease
           Rev-A...........................        8.000      06/01/27       4,451,200
   1,000   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........            *      03/01/00         972,960
   1,000   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........            *      03/01/02         900,440
   1,000   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........            *      03/01/03         864,500
   1,000   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........            *      03/01/04         827,850
   1,460   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........            *      03/01/05       1,153,736
   1,465   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........            *      03/01/06       1,104,493
   1,615   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........            *      03/01/07       1,161,136
   1,555   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........            *      03/01/08       1,064,522
  25,000   New Jersey Econ Dev Auth St
           Contract Econ Recovery (Embedded
           Cap) (MBIA Insd) (b)............        5.900      03/15/21      28,168,000
   5,000   New Jersey Econ Dev Auth Wtr Fac
           Rev (FGIC Insd) (b).............        6.500      04/01/22       5,413,450

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           NEW JERSEY (CONTINUED)
$  3,500   New Jersey St Turnpike Auth
           Turnpike Rev Ser C (FSA Insd)...        6.500%     01/01/16    $  4,173,050
                                                                          ------------
                                                                            50,255,337
                                                                          ------------
           NEW MEXICO  0.1%
     429   Santa Fe, NM Single Family Mtg
           Rev Rfdg........................        8.450      12/01/11         456,996
                                                                          ------------
           NEW YORK  9.1%
   5,550   Metro Tran Auth NY Svcs Contract
           Commuter Fac Ser N Rfdg (b).....        6.000      07/01/11       5,796,309
   1,900   Metro Tran Auth NY Svcs Contract
           Tran Fac Ser N Rfdg.............        6.000      07/01/11       1,984,322
   2,000   New York City Hlth & Hosp Corp
           Rev Ser A Rfdg (AMBAC Insd).....        5.750      02/15/22       2,093,380
   7,000   New York City Ser A (b).........        6.250      08/01/08       7,854,140
      25   New York City Ser A.............        7.750      08/15/12          27,468
   5,420   New York City Ser B (b).........        7.500      02/01/05       5,985,685
     665   New York City Ser C.............        7.100      08/15/10         711,617
     420   New York City Ser F.............        8.250      11/15/02         469,720
   5,535   New York City Ser J.............        5.200      08/01/16       5,596,162
   5,000   New York City Subser A1
           (Embedded Swap).................        5.435      08/01/12       5,340,450
   1,250   New York St Dorm Auth Rev
           FHA-Sarah Neuman Nursing Home
           (AMBAC Insd)....................        5.500      08/01/37       1,296,000
   5,000   New York St Dorm Auth Rev City
           Univ Ser F (b)..................        5.500      07/01/12       5,186,000
   6,800   New York St Dorm Auth Rev Cons
           City Univ Sys Ser A (b).........        5.625      07/01/16       7,305,784
   4,250   New York St Energy Resh & Dev
           Auth Fac Rev Cons Edison Co Proj
           Ser B Rfdg (MBIA Insd)..........        5.250      08/15/20       4,301,723
   4,425   New York St Environmental Fac
           Corp Pollutn Ctl Rev Ser E
           (Prerefunded @ 6/15/04).........        6.700      06/15/10       5,053,040
   2,950   New York St Environmental Fac
           Corp Pollutn Ctl Rev St Wtr
           Revolving Fd Ser E..............        6.700      06/15/10       3,326,833

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           NEW YORK (CONTINUED)
$  2,920   New York St Med Care Fac Fin Agy
           Rev Mental Hlth Svcs Fac Ser
           D...............................        7.400%     02/15/18    $  3,214,248
   6,150   New York St Urban Dev Corp Rev
           Correctional Cap Fac Ser A Rfdg
           (FSA Insd) (b)..................        5.250      01/01/14       6,515,248
   3,000   Onondaga Cnty, NY Indl Dev Agy
           Swr Fac Rev Bristol--Meyers
           Squibb Co Proj..................        5.750      03/01/24       3,265,950
   6,335   Plainedge, NY Union Free Sch
           Dist #2063......................        6.000      06/01/12       6,684,316
                                                                          ------------
                                                                            82,008,395
                                                                          ------------
           NORTH CAROLINA  2.3%
   2,500   North Carolina Eastern Muni Pwr
           Agy Pwr Sys Rev Ser C (ACA
           Insd)...........................        5.000      01/01/21       2,368,400
   3,750   North Carolina Med Care Comm
           Hlthcare Fac Rev Novant Hlth
           Proj Ser A (MBIA Insd)..........        5.000      10/01/18       3,697,162
  13,300   North Carolina Muni Pwr Agy #1
           Catawba Elec Rev (MBIA Insd)
           (b).............................        6.000      01/01/12      15,023,946
                                                                          ------------
                                                                            21,089,508
                                                                          ------------
           OHIO  3.9%
   3,245   Cleveland Cuyahoga Cnty, OH Dev
           Port Auth Rev Cleveland Bond Fd
           Ser B...........................        5.375      05/15/18       3,223,907
   5,375   Franklin Cnty, OH Hosp Rev Holy
           Cross Hlth Sys Ser B Rfdg (MBIA
           Insd) (b).......................        5.250      06/01/10       5,598,869
   1,905   Jefferson Cnty, OH Impt & Rfdg
           (FSA Insd)......................        5.700      12/01/13       2,120,417
   3,000   Jefferson Cnty, OH Impt & Rfdg
           (FSA Insd)......................        5.000      12/01/17       3,009,030
   1,070   Montgomery Cnty, OH Hosp Rev
           Grandview Hosp & Med Cent
           Rfdg............................        5.250      12/01/02       1,059,632
   2,400   Montgomery Cnty, OH Hosp Rev
           Grandview Hosp & Med Cent
           Rfdg............................        5.375      12/01/05       2,353,680
   2,270   Montgomery Cnty, OH Hosp Rev
           Kettering Med Cent Impt & Rfdg
           (MBIA Insd).....................        6.250      04/01/20       2,643,528

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           OHIO (CONTINUED)
$  1,000   Ohio St Air Qual Dev Auth Rev
           JMG Funding Ltd Partn Proj Rfdg
           (AMBAC Insd)....................        6.375%     04/01/29    $  1,109,810
   3,000   Parma, OH Hosp Impr Rev Parma
           Cmnty Gen Hosp Assoc Rfdg.......        5.375      11/01/29       2,991,060
   5,000   Reynoldsburg, OH Hlth Care Fac
           Rev Wesley Ridge Proj (GNMA
           Collateralized).................        6.150      10/20/38       5,425,950
   1,100   Toledo, OH Sewage Sys Rev Rfdg &
           Impt Mtg (MBIA Insd)............        4.100      11/15/07       1,088,659
   2,140   Toledo, OH Wtrwks Rev Rfdg &
           Impt Mtg (FGIC Insd)............        4.000      11/15/06       2,120,034
   1,640   Toledo, OH Wtrwks Rev Rfdg &
           Impt Mtg (FGIC Insd)............        4.100      11/15/07       1,623,092
   1,000   Toledo, OH Wtrwks Rev Rfdg &
           Impt Mtg (FGIC Insd)............        5.250      11/15/13       1,054,080
                                                                          ------------
                                                                            35,421,748
                                                                          ------------
           OKLAHOMA  1.5%
   2,475   Cleveland Cnty, OK Home Ln Auth
           Single Family Mtg Rev Rfdg......        8.000      08/01/12       2,616,545
   1,240   Kay Cnty, OK Home Fin Auth Rev
           Single Family Mtg Ser A Rfdg
           (AMBAC Insd)....................        7.000      11/01/11       1,515,925
   6,915   Oklahoma Hsg Fin Agy Single
           Family Rev Mtg Class B (GNMA
           Collateralized).................        7.997      08/01/18       7,646,123
   1,500   Tulsa, OK Muni Arpt Tran Rev
           American Airls Inc..............        7.600      12/01/30       1,617,300
                                                                          ------------
                                                                            13,395,893
                                                                          ------------
           PENNSYLVANIA  2.9%
   2,500   Allegheny Cnty, PA Hosp Dev Auth
           Rev Hosp OH Vly Genl Hosp
           Rfdg............................        5.875      04/01/11       2,543,950
   2,000   Berks Cnty, PA Muni Auth Rev
           Phoebe Devitt Homes Proj A1
           Rfdg............................        5.700      05/15/18       1,947,860
   1,000   Berks Cnty, PA Muni Auth Rev
           Phoebe Devitt Homes Proj A1
           Rfdg............................        5.750      05/15/22         973,840
   1,150   Butler Cnty, PA Hosp Auth Hosp
           Rev Butler Mem Hosp Ser A (FSA
           Insd)...........................        5.250      07/01/12       1,184,385

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           PENNSYLVANIA (CONTINUED)
$  2,165   Clarion Cnty, PA Hosp Auth Hosp
           Rev Clarion Hosp Proj
           (Prerefunded @ 07/01/01)........        8.500%     07/01/21    $  2,415,663
   2,475   Harrisburg, PA Cap Apprec Notes
           Ser F Rfdg (AMBAC Insd).........            *      03/15/14       1,182,085
   2,000   Montgomery Cnty, PA Indl Dev
           Auth Retirement Cmnty Rev Adult
           Cmntys Total Svcs Ser B.........        5.625      11/15/12       2,067,040
   2,700   Pennsylvania Econ Dev Fin Auth
           Res Recovery Rev Colver Proj Ser
           D...............................        7.125      12/01/15       3,018,870
   5,000   Pennsylvania Intergovernmental
           Cooperative Auth Spl Tax Rev
           Philadelphia Funding Pgm (FGIC
           Insd)...........................        5.250      06/15/13       5,204,950
   6,000   Philadelphia, PA Sch Dist Ser A
           (MBIA Insd).....................        4.500      04/01/23       5,470,740
                                                                          ------------
                                                                            26,009,383
                                                                          ------------
           RHODE ISLAND  1.1%
   2,420   Providence, RI Redev Agy Ctfs
           Partn
           Ser A...........................        8.000      09/01/24       2,631,435
   4,750   Rhode Island Hsg & Mtg Fin Corp
           Ser 8 (Inverse Fltg)............       10.671      04/01/24       5,296,250
   2,000   Rhode Island St Hlth & Edl Bldg
           Corp Rev Higher Edl Fac Roger
           Williams (Prerefunded @
           11/15/04) (Connie Lee Insd).....        7.250      11/15/24       2,361,620
                                                                          ------------
                                                                            10,289,305
                                                                          ------------
           TENNESSEE  1.7%
   5,000   Municipal Energy Acquisition
           Corp TN Gas Rev (FSA Insd)......        4.000      03/01/05       4,970,200
   6,000   Municipal Energy Acquisition
           Corp TN Gas Rev (FSA Insd)......        4.125      03/01/07       5,920,680
   4,148   Shelby Cnty, TN Hlth Edl & Hsg
           Fac Brd Rev Multi-Family Mtg
           Rock Creek Plaza Rfdg (GNMA
           Collateralized).................        7.375      01/20/27       4,473,742
                                                                          ------------
                                                                            15,364,622
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           TEXAS  8.8%
$  6,500   Alliance Arpt Auth Inc TX Spl
           Fac Rev American Airls Inc Proj
           (b).............................        7.500%     12/01/29    $  6,935,240
   6,000   Brazos River Auth TX Pollutn Ctl
           Rev Coll TX Util Elec Co Proj A
           (AMBAC Insd) (b)................        6.750      04/01/22       6,528,360
     420   Brazos, TX Higher Edl Auth Inc
           Student Ln Rev Subser C2 Rfdg...        7.100      11/01/04         468,896
   2,500   Coastal Bend Hlth Fac Dev TX Ser
           C (Inverse Fltg) (AMBAC Insd)...        8.238      11/15/13       2,881,250
  15,000   Dallas-Fort Worth, TX Intl Arpt
           Fac Impt Corp Rev American Airls
           Inc (b).........................        7.500      11/01/25      15,969,300
   3,600   Dallas-Fort Worth, TX Intl Arpt
           Fac Impt Corp Rev Delta Airls
           Inc.............................        7.625      11/01/21       3,913,128
   3,885   Houston, TX Indpt Sch Dist Pub
           Cap Apprec Cesar E Chavez Ser A
           (AMBAC Insd)....................            *      09/15/18       1,420,745
   3,885   Houston, TX Indpt Sch Dist Pub
           Cap Apprec Cesar E Chavez Ser A
           (AMBAC Insd)....................            *      09/15/20       1,272,609
   3,885   Houston, TX Indpt Sch Distt Pub
           Cap Apprec Cesar E Chavez Ser A
           (AMBAC Insd)....................            *      09/15/21       1,200,776
  48,500   Houston, TX Wtr & Swr Sys Rev
           Cap Apprec Jr Lien Ser A Rfdg
           (FSA Insd)......................            *      12/01/21      14,983,105
   3,000   Houston, TX Wtr & Swr Sys Rev
           Cap Apprec Ser A Rfdg (FSA Insd)
           (a).............................        4.750      12/01/24       2,816,100
  14,100   North East Indpt Sch Dist TX....        4.500      10/01/28      12,728,352
   4,850   Region One Ed Svc Cent Sub-Tech
           Fac Proj........................        6.590      12/15/17       5,136,011
   2,200   Rockwall, TX Indpt Sch Dist Cap
           Apprec Rfdg (PSF Gtd)...........            *      08/15/17         835,780
   1,698   Texas Genl Svcs Comm Partn Int
           Lease Purch Ctfs................        7.250      08/01/11       1,736,060
                                                                          ------------
                                                                            78,825,712
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           UTAH  0.6%
$  3,845   Bountiful, UT Hosp Rev South
           Davis Cmnty Hosp Proj
           (Prerefunded @ 06/15/04)........        9.500%     12/15/18    $  4,908,989
     880   Utah St Hsg Fin Agy Single
           Family Mtg Insd Ser E2 (FHA
           Gtd)............................        7.150      07/01/24         923,331
                                                                          ------------
                                                                             5,832,320
                                                                          ------------
           VIRGINIA  1.3%
   3,000   Charles City Cnty, VA Indl Dev
           Auth Solid Waste Disp Fac Rev
           Waste Mgmt VA Inc Proj Rfdg.....        4.875      02/01/09       2,977,950
   1,500   Henrico Cnty, VA Indl Dev Auth
           Pub Fac Lease Rev Henrico Cnty
           Regl Jail Proj..................        6.500      08/01/10       1,702,125
   1,500   Henrico Cnty, VA Indl Dev Auth
           Pub Fac Lease Rev Henrico Cnty
           Regl Jail Proj..................        7.125      08/01/21       1,745,385
   5,000   Roanoke, VA Indl Dev Auth Hosp
           Rev Roanoke Mem Hosp Ser B Rfdg
           (MBIA Insd) (d).................  4.700/6.250      07/01/20       5,330,100
                                                                          ------------
                                                                            11,755,560
                                                                          ------------
           WASHINGTON  2.0%
   5,000   Bellevue, WA Convention Cent
           Auth Spl Oblig Rev Rfdg (MBIA
           Insd)...........................            *      02/01/24       1,366,100
   1,750   Washington St Pub Pwr Supply Sys
           Nuclear Proj No 1 Rev (MBIA
           Insd)...........................        5.750      07/01/12       1,886,150
  10,495   Washington St Pub Pwr Supply Sys
           Nuclear Proj No 1 Rev Ser B Rfdg
           (MBIA Insd) (b).................        5.600      07/01/15      10,910,182
   9,000   Washington St Pub Pwr Supply Sys
           Nuclear Proj No 3 Rev (MBIA
           Insd)...........................            *      07/01/16       3,771,720
                                                                          ------------
                                                                            17,934,152
                                                                          ------------
           WEST VIRGINIA  0.8%
   6,550   Harrison Cnty, WV Cnty Cmnty
           Solid Waste Disp Rev Potomac
           Edison Co Ser A (b).............        6.875      04/15/22       7,057,167
                                                                          ------------
           WISCONSIN  2.1%
   1,115   Hartford, WI Wtr & Elec Sys Rev
           (AMBAC Insd)....................        5.000      07/01/16       1,106,671

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           WISCONSIN (CONTINUED)
$  1,000   Madison, WI Indl Dev Rev Madison
           Gas & Elec Co Proj A............        6.750%     04/01/27    $  1,076,570
   5,250   Wisconsin Hsg & Econ Dev Auth
           Hsg Rev Ser B (b)...............        7.050      11/01/22       5,662,335
   7,280   Wisconsin St Hlth & Edl Fac Auth
           Rev Children's Hosp (FGIC
           Insd)...........................        5.000      08/15/10       7,391,311
   4,275   Wisconsin St Hlth & Edl Fac Auth
           Rev Marquette Univ (MBIA
           Insd)...........................        4.750      06/01/23       4,015,080
                                                                          ------------
                                                                            19,251,967
                                                                          ------------
           WYOMING  1.0%
   4,000   Wyoming Cmnty Dev Auth Single
           Family Ser G (FHA Gtd)..........        7.250      06/01/21    $  4,256,960
   4,000   Wyoming Cmnty Dev Auth Single
           Family Ser H (FHA Gtd)..........        7.100      06/01/12       4,307,480
                                                                          ------------
                                                                             8,564,440
                                                                          ------------
           PUERTO RICO  2.0%
  14,875   Puerto Rico Comwlth Hwy & Tran
           Auth Tran Rev Ser A (b).........        4.750      07/01/38      14,176,470
   4,000   Puerto Rico Pub Bldgs Auth Gtd
           Pub Ed & Hlth Fac Ser M.........        5.700      07/01/16       4,220,040
                                                                          ------------
                                                                            18,396,510
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                          Market Value
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS  100.4%
  (Cost $852,186,429).................................................    $904,374,992
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%).........................      (3,525,843)
                                                                          ------------
NET ASSETS  100.0%....................................................    $900,849,149
                                                                          ============

 * Zero coupon bond
(a) Securities purchased on a when issued or delayed delivery basis.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open future transactions.
(c) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(d) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.
-------------------------------------------------------------------------------
ACA -- American Capital Access
AMBAC -- AMBAC Indemnity Corporation
CA Mtg -- California Mortgage Insurance
Connie Lee -- Connie Lee Insurance Company
FGIC -- Financial Guaranty Insurance Company
FHA -- Federal Housing Administration
FSA -- Financial Security Assurance Inc.
GNMA -- Government National Mortgage Association
MBIA -- Municipal Bond Investors Assurance Corp.
PSF -- Public School Fund

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                April 30, 1999 and October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                              April 30, 1999    October 31, 1998
------------------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $852,186,429 and $876,174,143,
 respectively)............................................    $904,374,992      $    947,409,856
Receivables:
 Interest.................................................      15,106,743            16,745,334
 Investments Sold.........................................       1,069,513             8,361,081
 Variation Margin on Futures..............................         294,375                12,656
Options at Market Value (Net premiums received of -0- and
 $498,615, respectively)..................................             -0-                89,062
Other.....................................................           1,606                 4,935
                                                              ------------       ---------------
     Total Assets.........................................     920,847,229       $   972,622,924
                                                              ------------       ---------------
LIABILITIES:
Payables:
 Investments Purchased....................................      17,287,822            36,663,553
 Custodian Bank...........................................       1,318,977             3,502,876
 Investment Advisory Fee..................................         519,432               555,190
 Income and Capital Gain Distributions - Common and
   Preferred Shares.......................................         369,050               747,859
 Administrative Fee.......................................         148,409               158,626
 Affiliates...............................................          41,373                29,919
Accrued Expenses..........................................         196,055               236,977
Trustees' Deferred Compensation and Retirement Plans......         116,962               102,017
                                                              ------------       ---------------
     Total Liabilities....................................      19,998,080            41,997,017
                                                              ------------       ---------------
NET ASSETS................................................    $900,849,149       $   930,625,907
                                                              ============       ===============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
 shares, 12,000 issued with liquidation preference of
 $25,000 per share -- See Note 6).........................    $300,000,000       $   300,000,000
                                                              ------------       ---------------
Common Shares ($.01 par value with an unlimited number of
 shares authorized).......................................         363,654               362,705
Paid in Surplus...........................................     538,413,671           536,817,998
Net Unrealized Appreciation...............................      52,551,909            72,656,123
Accumulated Undistributed Net Investment Income...........       5,339,055             4,571,670
Accumulated Net Realized Gain.............................       4,180,860            16,217,411
                                                              ------------       ---------------
     Net Assets Applicable to Common Shares...............     600,849,149           630,625,907
                                                              ------------       ---------------
NET ASSETS................................................    $900,849,149       $   930,625,907
                                                              ============       ===============
COMMON SHARES OUTSTANDING.................................      36,365,393            36,270,469
                                                              ============       ===============
NET ASSET VALUE PER COMMON SHARE..........................    $      16.52       $         17.39
                                                              ============       ===============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 1999 and
               the Two Months Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                              Six Months Ended   Two Months Ended
                                               April 30, 1999    October 31, 1998
-----------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest......................................  $ 26,545,065       $  9,244,761
                                                ------------       ------------
EXPENSES:
Investment Advisory Fee.......................     3,166,238          1,089,100
Administrative Fee............................       904,639            311,171
Preferred Share Maintenance...................       391,695            135,485
Custody.......................................        29,375              4,698
Trustees' Fees and Related Expenses...........        28,202             13,797
Legal.........................................        16,411              7,648
Other.........................................       212,456             97,445
                                                ------------       ------------
    Total Expenses............................     4,749,016          1,659,344
                                                ------------       ------------
NET INVESTMENT INCOME.........................  $ 21,796,049       $  7,585,417
                                                ============       ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments.................................  $  7,208,479       $  2,621,006
  Options.....................................       609,356                -0-
  Futures.....................................    (2,200,957)         2,202,003
                                                ------------       ------------
Net Realized Gain.............................     5,616,878          4,823,009
                                                ------------       ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.....................    72,656,123         74,571,449
                                                ------------       ------------
  End of the Period:
    Investments...............................    52,188,563         71,235,713
    Futures...................................       363,346            832,733
    Options...................................           -0-            587,677
                                                ------------       ------------
                                                  52,551,909         72,656,123
                                                ------------       ------------
Net Unrealized Appreciation/Depreciation
  During the Period...........................   (20,104,214)        (1,915,326)
                                                ------------       ------------
NET REALIZED AND UNREALIZED GAIN/LOSS.........  $(14,487,336)      $  2,907,683
                                                ============       ============
NET INCREASE IN NET ASSETS FROM OPERATIONS....  $  7,308,713       $ 10,493,100
                                                ============       ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

 For the Six Months Ended April 30, 1999, the Two Months Ended October 31, 1998
                 and the Year Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     Six Months Ended   Two Months Ended     Year Ended
                                      April 30, 1999    October 31, 1998   August 31, 1998
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............... $  21,796,049      $   7,585,417      $  45,706,310
Net Realized Gain...................     5,616,878          4,823,009         13,636,918
Net Unrealized
  Appreciation/Depreciation During
  the Period........................   (20,104,214)        (1,915,326)        12,546,410
                                     -------------      -------------      -------------
Change in Net Assets from
  Operations........................     7,308,713         10,493,100         71,889,638
                                     -------------      -------------      -------------
Distributions from Net Investment
  Income:
  Common Shares.....................   (17,439,766)        (5,803,033)       (34,818,029)
  Preferred Shares..................    (3,588,898)          (758,421)       (10,827,208)
                                     -------------      -------------      -------------
                                       (21,028,664)        (6,561,454)       (45,645,237)
                                     -------------      -------------      -------------
Distributions from Net Realized
  Gains:
  Common Shares.....................   (15,464,760)               -0-                -0-
  Preferred Shares..................    (2,188,669)        (1,479,439)               -0-
                                     -------------      -------------      -------------
                                       (17,653,429)        (1,479,439)               -0-
                                     -------------      -------------      -------------
Total Distributions.................   (38,682,093)        (8,040,893)       (45,645,237)
                                     -------------      -------------      -------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............   (31,373,380)         2,452,207         26,244,401
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued
  through Dividend Reinvestment.....     1,596,622                -0-                -0-
                                     -------------      -------------      -------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS............................   (29,776,758)         2,452,207         26,244,401
NET ASSETS:
Beginning of the Period.............   930,625,907        928,173,700        901,929,299
                                     -------------      -------------      -------------
End of the Period (Including
  accumulated undistributed net
  investment income of $5,339,055,
  $4,571,670 and
  $3,547,707, respectively)......... $ 900,849,149      $ 930,625,907      $ 928,173,700
                                     =============      =============      =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                 Six Months Ended    Two Months Ended    --------
                                                  April 30, 1999     October 31, 1998      1998
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period
  (a)......................................      $    17.387         $    17.319         $ 16.596
                                                 -----------         -----------         --------
  Net Investment Income....................             .599                .210            1.260
  Net Realized and Unrealized Gain/Loss....            (.399)               .080             .722
                                                 -----------         -----------         --------
Total from Investment Operations...........             .200                .290            1.982
                                                 -----------         -----------         --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders............             .480                .160             .960
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................             .099                .021             .299
  Distributions from Net Realized Gain:
    Paid to Common Shareholders............             .425                 -0-              -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................             .060                .041              -0-
                                                 -----------         -----------         --------
Total Distributions........................            1.064                .222            1.259
                                                 -----------         -----------         --------
Net Asset Value, End of the Period.........      $    16.523         $    17.387         $ 17.319
                                                 ===========         ===========         ========
Market Price Per Share at End of the
  Period...................................      $    16.000         $   16.8125         $16.1875
Total Investment Return at Market
  Price (b)................................             .45%*              4.84%*           9.06%
Total Return at Net Asset Value (c)........             .21%*              1.33%*          10.38%
Net Assets at End of the Period (In
  millions)................................      $     900.8             $ 930.6         $  928.2
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**............            1.57%               1.57%            1.57%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d)......................................            6.00%               6.48%            5.66%
Portfolio Turnover.........................              37%*                 6%*             94%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
  Including Preferred Shares...............            1.05%               1.07%            1.06%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                      September 27, 1991
                                                        (Commencement
Year Ended August 31,                                   of Investment
---------------------------------------------------     Operations) to
     1997      1996      1995      1994      1993      August 31, 1992
------------------------------------------------------------------------
    $15.842   $15.734   $15.562   $17.035   $16.328        $14.808
    -------   -------   -------   -------   -------        -------
      1.275     1.295     1.311     1.347     1.410          1.166
       .734      .105      .266   ( 1.424)     .780          1.370
    -------   -------   -------   -------   -------        -------
      2.009     1.400     1.577   (  .077)    2.190          2.536
    -------   -------   -------   -------   -------        -------
       .960      .990     1.084     1.116     1.100           .811
       .295      .302      .321      .280      .246           .205
        -0-       -0-       -0-       -0-      .111            -0-
        -0-       -0-       -0-       -0-      .026            -0-
    -------   -------   -------   -------   -------        -------
      1.255     1.292     1.405     1.396     1.483          1.016
    -------   -------   -------   -------   -------        -------
    $16.596   $15.842   $15.734   $15.562   $17.035        $16.328
    =======   =======   =======   =======   =======        =======
    $15.750   $14.500   $14.250   $15.000   $16.750        $16.125
     15.87%     8.98%     2.39%   ( 3.94%)   11.90%         13.24%*
     11.14%     7.09%     8.55%   ( 2.22%)   12.31%         14.64%*
    $ 901.9   $ 874.6   $ 870.7   $ 864.4   $ 917.9        $ 891.7
      1.61%     1.61%     1.65%     1.64%     1.59%          1.49%
      6.04%     6.20%     6.48%     6.52%     7.08%          6.85%
        54%       36%       49%       47%       48%           100%*
      1.07%     1.06%     1.07%     1.09%     1.06%          1.03%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.
    The Trust changed its fiscal year-end from August 31 to October 31. As mentioned in your last report, due to the relatively short span of time between the August 31, 1998 report and the October 31, 1998 report, the October 31, 1998 report was not distributed but rather the October data is included as part of this April 30, 1999 semi-annual report.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-- Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral for tax purposes of losses relating to wash sale transactions and open futures positions, which are marked to market for tax purposes at October 31, 1998.

    At April 30, 1999, for federal income tax purposes, cost of long-term investments is $852,202,036; the aggregate gross unrealized appreciation is $54,939,970 and the aggregate gross unrealized depreciation is $2,767,014, resulting in net unrealized appreciation on long-term investments of $52,172,956.

    At October 31, 1998, for federal income tax purposes, cost of long-term investments is $876,189,749; the aggregate gross unrealized appreciation is $71,637,395 and the aggregate gross unrealized depreciation is $417,288, resulting in net unrealized appreciation on long-term investments of $71,220,107.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends monthly from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

(collectively "Van Kampen"), the Trust's Administrator, at an annual rate of
 .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1999 and the two months ended October 31, 1998, the Trust recognized expenses of approximately $8,100 and $3,800 respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1999 and the two months ended October 31, 1998, the Trust recognized expenses of approximately $98,500 and $38,400 respectively, representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 1999, October 31, 1998, and August 31, 1998 common share paid in surplus aggregated $538,413,671, $536,817,998 and $536,817,998 respectively:

                      SIX MONTHS ENDED    TWO MONTHS ENDED      YEAR ENDED
                       APRIL 30, 1999     OCTOBER 31, 1998    AUGUST 31, 1998
-----------------------------------------------------------------------------
Beginning Shares.....    36,270,469          36,270,469         36,270,469
Shares Issued Through
  Dividend
  Reinvestment.......        94,924                 -0-                -0-
                         ----------          ----------         ----------
Ending Shares........    36,365,393          36,270,469         36,270,469
                         ==========          ==========         ==========

4. INVESTMENT TRANSACTIONS

For the six months ended April 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $338,313,645 and $371,051,457, respectively. For the two months ended October 31, 1998, the cost of purchases and

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

proceeds from sales of investments, excluding short-term investments, were $74,192,631 and $54,087,541, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.
    Transactions in options for the six months ended April 30, 1999 and the two months ended October 31, 1998, were as follows:

                                                  CONTRACTS      PREMIUM
--------------------------------------------------------------------------
Outstanding at August 31, 1998................        -0-      $       -0-
Options Written and Purchased (Net)...........      2,100          498,615
Options Terminated in Closing Transactions
  (Net).......................................        -0-              -0-
Options Expired (Net).........................        -0-              -0-
                                                  -------      -----------
Outstanding at October 31, 1998...............      2,100          498,615
Options Written and Purchased (Net)...........      1,100          394,996
Options Terminated in Closing Transactions
  (Net).......................................     (2,300)      (1,063,401)
Options Expired (Net).........................       (900)         169,790
                                                  -------      -----------
Outstanding at April 30, 1999.................        -0-      $       -0-
                                                  =======      ===========

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended April 30, 1999 and the two months ended October 31, 1998 were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at August 31, 1998............................        400
Futures Opened............................................      2,300
Futures Closed............................................     (1,961)
                                                               ------
Outstanding at October 31, 1998...........................        739
Futures Opened............................................      3,596
Futures Closed............................................     (3,583)
                                                               ------
Outstanding at April 30, 1999.............................        752
                                                               ======

    The futures contracts outstanding as of April 30, 1999 and the descriptions and unrealized appreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts--June 1999 US Treasury Bond
  Future (Current notional value of $120,188
  per contract).............................       202         $(324,386)
Short Contracts--June 1999 Municipal Bond
  Future (Current notional value of $123,188
  per contract).............................       550           687,732
                                                ------         ---------
                                                   752         $ 363,346
                                                ======         =========

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of October 31, 1998 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts--Dec. 1998 US Treasury Bond
  Future (Current notional value of $128,906
  per contract).............................       327         $ 646,071
Short Contracts--Dec. 1998 Municipal Bond
  Future (Current notional value of $125,469
  per contract).............................       412           186,662
                                                ------         ---------
                                                   739         $ 832,733
                                                ======         =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of April 30, 1999, the Trust had outstanding 12,000 Auction Preferred Shares ("APS") in four series of 3,000 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Series C are 7 days, while Series B and Series D are 28 days. The average rate in effect on April 30, 1999, was 3.48%. During the six months ended April 30, 1999, the rates ranged from 2.70% to 5.875%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                           VAN KAMPEN MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM)denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.